1 THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, please seek your own independent financial advice from your stockbroker, solicitor, accountant or other appropriately authorised independent financial adviser. If you have recently sold or transferred all of your ordinary shares in Autolus Therapeutics plc, you should forward this document and any accompanying documents to your bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. If you have sold or transferred only part of your holdings, you should retain these documents. The registered office of Autolus Therapeutics plc is The MediaWorks, 191 Wood Lane, London W12 7FP, United Kingdom. Autolus Therapeutics plc is incorporated and registered in England and Wales under the Companies Act 2006, with company number 11185179. Autolus Therapeutics plc’s website is www.autolus.com and telephone number is +44 20 3829 6230. Autolus Therapeutics plc Notice of Annual General Meeting 2025 To be held at: Ashbrooke Suite, Holiday Inn Stevenage, St. George's Way, Stevenage SG1 1HS, United Kingdom. On: Thursday 26 June 2025, commencing at 11:00 a.m. (British Summer Time).

2 How to vote Autolus Therapeutics plc (“Autolus” or the “Company”) has ordinary shares, which are capable of being held in certificated form or dematerialised and held in CREST, and may also be represented by American Depositary Shares (“ADSs”), with each ADS representing one ordinary share. Your votes matter. You are strongly encouraged to vote your ordinary shares by appointing the chair of the annual general meeting (“AGM”) as your proxy. Registered holders of ordinary shares may also attend the AGM in person. For more information: - Holders of ordinary shares should refer to the notes starting on page 9; and - Holders of ADSs should refer to the notes starting on page 11. How to attend The Company’s AGM will be held at the Ashbrooke Suite, Holiday Inn, St. George's Way, Stevenage SG1 1HS on 26 June 2025. The AGM will commence at 11:00 a.m. (British Summer Time). If you receive your notifications by email, you will be asked to show a copy, either on an electronic device or as a printout. Please bring your admission card, if you have one and be prepared to provide evidence of your shareholding and/or identity. If you are attending on behalf of a registered holder of the ordinary shares you must bring photographic proof of identity and evidence of your appointment to represent that shareholder, including their admission card if possible. This includes people appointed as proxies, corporate representatives and those with power of attorney. If you are bringing a guest, please let us know in advance. How to order paper copies You can order a paper copy of this notice or any other company report at www.autolus.com. Copies will also be available at the AGM.

Chair’s Letter 3 Dear Shareholder, 2025 Annual General Meeting of Autolus Therapeutics plc On behalf of the Company’s board of directors (each, a “Director” and together, the “Board”) and senior management, I look forward to welcoming you to the Company’s 2025 Annual General Meeting at the Ashbrooke Suite, Holiday Inn, St. George's Way, Stevenage SG1 1HS on 26 June 2025. The AGM will start at 11:00 a.m. British Summer Time. At the AGM, we will be discussing our performance during the fiscal year ending on 31 December 2024, and our strategy. Full details of the fiscal year in review are set out in the 2024 Autolus Annual Report and Accounts (the “2024 Annual Report and Accounts”), which can be found at www.autolus.com. Business of the AGM The business we will discuss at the AGM is made up of resolutions that we regularly bring to shareholders. For a more fulsome update on the Company’s business, and full details of the fiscal period in review, you should consult the Company’s 2024 Annual Report and Accounts, including the associated reports of the Directors and auditors, and also the Company’s 2024 Annual Report on Form 10-K, which can be found at www.autolus.com. Recommendation The formal notice of AGM is set out on pages 4 – 5 of this notice and an explanation of each of the resolutions to be considered at the AGM may be found starting from page 6. The Directors consider that all of the resolutions that are being proposed to the AGM are in the best interests of the Company and its shareholders as a whole and are most likely to promote the success of the Company for the benefit of its shareholders as a whole. Accordingly, the Directors unanimously recommend that you vote in favour of the resolutions as each of the Directors with personal holdings of ordinary shares in the Company intends to do in respect of their own beneficial holdings of ordinary shares. Your votes do matter. Information about how to vote at the AGM is given on pages 9 and 11 respectively of this notice. If you cannot attend the AGM, please vote your ordinary shares by appointing a proxy. Thank you for your ongoing support of Autolus. Michael Bonney Non-Executive Chair 2 June 2025

Notice of 2025 Annual General Meeting 4 Notice is hereby given that the 2025 Annual General Meeting of Autolus Therapeutics plc will be held at the Ashbrooke Suite, Holiday Inn, St. George's Way, Stevenage SG1 1HS on 26 June 2025 at 11:00 a.m. (British Summer Time), for the transaction of the following business. This notice is being sent to you because, as of Friday 30 May 2025 (being the latest practicable date before publication of this notice), you are registered as a holder of ordinary shares in the register of members of the Company. However, this notice will also be made available to holders of ADSs and contains information relevant to holders of ADSs. Resolutions 1-7 will be proposed as ordinary resolutions, meaning that, for each of resolutions 1-7 to be passed, more than half of the votes cast must be in favour of the resolution. The Board considers that all resolutions to be considered at the AGM are in the best interests of the Company and its shareholders and are most likely to promote the success of the Company for the benefit of its shareholders as a whole and recommends that you vote in favour of such resolutions. You can order a paper copy of this notice or any other company report at www.autolus.com. Ordinary resolutions Resolution 1 Report and accounts To receive and adopt the Company’s accounts for the financial year ended 31 December 2024 and the associated reports of the Directors and auditors (the “2024 Annual Report and Accounts”). See the notes on page 6. Resolution 2 Directors’ remuneration report To approve the Directors’ remuneration report (excluding the Directors’ remuneration policy set out on pages 39 to 52 of the Directors’ remuneration report), which is set out on pages 36 to 65 of the 2024 Annual Report and Accounts. See the notes on page 6. Resolution 3 Directors’ remuneration policy To approve the Directors’ remuneration policy set out on pages 39 to 52 within the Directors’ remuneration report contained in the 2024 Annual Report and Accounts, which will take effect immediately after the end of the AGM. See the notes on page 6. Resolution 4 Re-appointment of auditors and determination of auditors’ remuneration To re-appoint Ernst & Young LLP as auditors of the Company to hold office from the conclusion of the 2025 AGM until the conclusion of the 2026 AGM and to authorise the Directors to determine the auditors’ remuneration. See the notes on page 6. Resolution 5 Director re-election To re-elect Dr. R Iannone as a Director. See the notes and his biography on page 7. Resolution 6 Director re-election To re-elect Dr. R Rao as a Director. See the notes and his biography on page 8.

Notice of 2025 Annual General Meeting (cont’d) 5 Resolution 7 Approval of the Purchase Plan To approve the Autolus Therapeutics plc Employee Share Purchase Plan with Sharesave Sub-Plan adopted by the Board on 20 May 2025 (the “Purchase Plan”), with 3,000,000 (three million) Shares (as defined therein) available for issuance under the Purchase Plan, and with the directors authorised to do all acts and things as are or may be necessary or expedient to carry the same into effect, notwithstanding that the directors may be interested in the same. The results of the polls taken on the resolutions at the AGM and any other information required by the Companies Act 2006 (the “Companies Act) will be made available on the Company’s website (www.autolus.com/investor-relations/news-and-events/agm). BY ORDER OF THE BOARD Alex Driggs Company Secretary 2 June 2025 The registered office of Autolus Therapeutics plc is The MediaWorks, 191 Wood Lane, London W12 7FP, United Kingdom. Autolus Therapeutics plc is incorporated and registered in England and Wales under the Companies Act, with company number 11185179. Autolus Therapeutics plc’s website is www.autolus.com and telephone number is +44 20 3829 6230.

Notes to Resolutions 6 Notes to resolution 1 Report and accounts The Companies Act requires the directors of a public company to lay before the company in general meetings copies of the directors’ reports, the independent auditor’s report and the audited financial statements of the company in respect of each financial year. For the financial year ended 31 December 2024, these are all contained in the 2024 Annual Report and Accounts. In accordance with best practice, the Company proposes an ordinary resolution to receive and adopt the 2024 Annual Report and Accounts, a copy of which may be found at: www.autolus.com/investor-relations/news-and-events/agm. Notes to resolution 2 Directors’ remuneration report Resolution 2 seeks shareholder approval for the Annual Statement by the Chairman of the Compensation Committee and Annual Report on Remuneration which can found on pages 36 to 65 of the 2024 Annual Report and Accounts, but excluding the Directors’ remuneration policy on pages 39 to 52. The Directors’ report on remuneration sets out details of each Director’s remuneration during the financial year ended 31 December 2024. In accordance with the relevant regulations, the resolution is an advisory vote and does not affect the remuneration already paid to any Director. Notes to resolution 3 Directors’ remuneration policy In accordance with section 439A of the Companies Act, a resolution to approve the remuneration policy section of the Directors’ remuneration report is required to be put to a vote by shareholders. The vote is binding which means that payments, including for loss of office, cannot be made to current, past or future Directors unless that payment is consistent with the Directors’ remuneration policy or has been approved by a resolution of the shareholders. The Directors’ remuneration policy must be put to shareholders for approval at least every three years, unless during that time it is to be changed. The last approved remuneration policy was approved by the shareholders at our 2022 AGM and the remuneration policy is scheduled to be proposed for approval at the AGM, as required by the Companies Act. Resolution 3 is therefore an ordinary resolution to approve the Directors’ remuneration policy, which is set out in full on pages 39 to 52 of the 2024 Annual Report and Accounts. If approved, this policy will take effect immediately after the end of the AGM and will remain valid until replaced by a new or amended policy (expected to occur at the 2028 AGM). Notes to resolution 4 Re-appointment of auditors and determination of auditors’ remuneration Resolution 4 seeks shareholder approval for the re-appointment of Ernst & Young LLP as the Company’s auditors until the conclusion of the next AGM at which the Company’s accounts are laid before shareholders. This resolution also seeks authority to give the Directors power to set the remuneration of the Company’s auditors. The Directors recommend Ernst & Young LLP’s reappointment and seek authority to determine their remuneration. The Board will delegate to the audit committee the authority to determine the auditors’ remuneration.

Notes to Resolutions (cont’d) 7 The audit committee will continue to consider the reappointment of the external auditor each year before making a recommendation to the Board. The audit committee reviews the fee structure, resourcing and terms of engagement for the external auditor annually. Notes to resolutions 5 and 6 Re-election of Directors The Directors are divided into three classes designated as “Class I”, “Class II” and “Class III”. Only the Directors in Class I are required by the Company’s articles of association to retire and offer themselves for re-election at the 2025 AGM of the Company. At the following two annual general meetings, the Directors in Class II and Class III, respectively, shall retire from office and be eligible for re-appointment. In accordance with this requirement Drs. Iannone and Rao retire and offer themselves for re- election as Directors. Drs. Joseph Anderson and Martin Murphy, the other two members of Class I, also retire, but have opted not to offer themselves for re-election as Directors at the 2025 AGM and accordingly their term of office will conclude following the 2025 AGM. The nomination committee identifies, evaluates and recommends to the Board candidates for appointment or reappointment as Directors and for appointment as company secretary. The nomination committee keeps the diversity, mix of skills, experience and knowledge of the board under regular review and seeks to ensure an orderly succession of Directors. The outside directorships and broader commitments of the non-executive Directors (including time commitments) are also monitored by the nomination committee. The nomination committee’s reasons for the election or re-election of Directors are set out with the biography of each Director, as are descriptions of the directors’ skills and experience. In respect of each of the non-executive Directors—Drs. Iannone and Rao—the Board has fully considered whether each Director is free from any relationship that could materially interfere with the exercise of his or her independent judgment. The Board has determined that each of the non-executive Directors is considered to be independent. Dr. Iannone and Dr. Rao are recommended by the board for re-election. Notes to resolution 5 Robert Iannone, M.D., M.S.C.E. Non-Executive Director Robert Iannone, M.D., M.S.C.E. has served on our board of directors since June 2023. Since May 2019, he has served as the Executive Vice President, Global Head of Research and Development at Jazz Pharmaceuticals plc, and as their Chief Medical Officer from December 2019 until October 2021. From April 2018 until May 2019, Dr. Iannone served as Head of Research and Development and Chief Medical Officer of Immunomedics, Inc., a biopharmaceutical company. Prior to that, from July 2014 to April 2018, Dr. Iannone served in the roles of Senior Vice President and Head of Immuno-oncology, Global Medicines Development and the Global Products Vice President at AstraZeneca plc, a global science- led biopharmaceutical company. From 2004 to 2014, Dr. Iannone served in management roles at Merck Co., Inc., a global biopharmaceutical company, culminating in his role as Executive Director and Section Head of Oncology Clinical Development. From 2001 to 2004, he served as Assistant Professor of Pediatrics and from 2004 to 2012 as Adjunct Assistant Professor of Pediatrics at the University of Pennsylvania School of Medicine. Dr. Iannone has been serving

Notes to Resolutions (cont’d) 8 on the board of directors of iTeos Therapeutics, Inc., a clinical-stage biopharmaceutical company, since May 2021, and on the Cancer Steering Committee of the Foundation for the National Institutes of Health since 2011. He also served as a director of Jounce Therapeutics, Inc., a clinical-stage immunotherapy company, between January 2020 and its acquisition by Concentra Biosciences in May 2023. Dr. Iannone received a B.S. from The Catholic University of America, an M.D. from Yale University and an M.S.C.E. from University of Pennsylvania and completed his residency in Pediatrics and fellowship in Pediatric Hematology-Oncology at Johns Hopkins University. We believe that Dr. Iannone is qualified to serve on our board of directors because of his extensive experience as a pharmaceutical company executive and in the clinical development and regulation of pharmaceuticals. As the chair of our Research & Development Committee, Dr. Iannone’s insights and experience have proven invaluable in guiding the clinical development and early research of our product candidates. Notes to resolution 6 Ravi Rao, M.D. Non-Executive Director Ravi Rao, M.D,. has served on our board of directors since April 2024. He currently serves as Chief Medical Officer of Sitryx Therapeutics, having joined the company in April 2022. He was previously Chief Medical Officer at Oxford Biomedica, between April 2022 and November 2023, and Head of Research and Development and Chief Medical Officer at Swedish Orphan Biovitrum, where he led the development of several medicines in rare diseases across immunology and hematology, between September 2020 and February 2022. Before that, he worked at Roche Genentech and GlaxoSmithKline. Dr. Rao also serves as on the board of directors of DBV Technologies SA. Dr. Rao is an accredited rheumatologist and was an academic physician-scientist at Imperial College (London). He is a Member of the Royal College of Physicians, London and an Honorary Member of the Faculty of Pharmaceutical Medicine. He received his MB. BChir from Cambridge University and his Ph.D. in vascular biology from Imperial College, completing a postdoctoral fellowship at Harvard Medical School. We believe that Dr. Rao is qualified to serve on our board of directors because of his experience leading the development of drug pipelines at several biopharmaceutical companies. Notes to resolution 7 Approval of the Purchase Plan The Company is seeking shareholder approval of the Purchase Plan at the Annual General Meeting. The Purchase Plan was approved by the Board on 20 May 2025 (following the recommendation by the Compensation Committee), subject to approval by the shareholders. The Company is seeking shareholder approval of the Purchase Plan as an all-employee share purchase program that, if approved, will provide an additional incentive to employees and further align their interests with those of shareholders. A summary of the material terms of the Purchase Plan is annexed to this Document. A full copy of the Plan is available at https://www.autolus.com/investor-relations-media/agm/.

Voting information for holders of ordinary shares and ADSs 9 Holders of ordinary shares When is my voting entitlement fixed? To vote at the AGM you must be a registered holder of ordinary shares at 6:00 p.m. (British Summer Time) on Tuesday 24 June 2025 (or, if the AGM is adjourned, at 6:00 p.m. (British Summer Time) on the day two working days prior to the adjourned meeting). Your voting entitlement will depend on the number of ordinary shares that you hold at that time. The holders of ordinary shares are entitled to one vote per share on all matters that are subject to shareholder vote. How can I vote at the AGM? If you are a registered holder of ordinary shares, you can appoint the chair of the AGM or any other person to attend, speak and vote on your behalf. This person is called your proxy. Your proxy does not have to be a shareholder, but must attend the AGM to represent you. We recommend that shareholders appoint the chair of the AGM as their proxy. You can instruct your proxy how to vote. Where no specific instruction is given by you, your proxy may vote at their discretion or refrain from voting, as they see fit. You can appoint more than one proxy provided it is in relation to different shares within your holding. You can appoint a proxy and submit voting instructions: - by logging on to www.investorcentre.co.uk/eproxy and following the instructions; - by completing and returning the paper form of proxy (if one has been sent to you). Please read the instructions carefully to ensure you have completed and signed the form correctly. Any alterations must be initialled; or - via CREST (see further notes on starting on page 14). If you own shares jointly with one or more other persons, then where more than one of the joint holders completes a proxy appointment, only the appointment submitted by the most senior holder will be accepted. For this purpose, seniority is determined by the order in which the names of the joint holders appear in the Company’s register of members in respect of the joint holding (the first-named being the most senior). By when do I have to submit my vote? Proxy appointments and voting instructions, including any amendments, must be received by Computershare Investor Services, the Company’s registrar (the “Registrar”), by 11:00 a.m. (British Summer Time) on Tuesday 24 June 2025 (or, if the AGM is adjourned, 48 hours (excluding non-working days) prior to the time of the adjourned meeting). If you miss this deadline and wish to submit a new vote or amend an existing vote, you can only do so by attending the AGM in person and voting.

Voting information for holders of ordinary shares and ADSs (cont’d) 10 I already voted but have changed my mind – can I change my vote? You can submit a new voting instruction at any time before the time and date above. If you wish to amend a paper form of proxy, you must do so in writing and sign your new form of proxy. The voting instruction received last will be the one that is followed. I hold shares on behalf of several others – can I vote part of the holding separately? You can appoint more than one proxy using a paper form provided it is in relation to different shares. Corporate shareholders may either appoint one or more proxies using the paper form or via CREST, or alternatively appoint one or more corporate representatives in relation to different shares. Multiple proxies and corporate representatives may all attend and speak at the AGM and may vote the shares that their respective appointments represent in different ways. I am a CREST member – can I use the CREST system to vote? CREST members who wish to appoint a proxy or proxies through the CREST electronic proxy appointment service may do so by using the procedures described in the CREST Manual (available via www.euroclear.com/CREST). CREST ID number: 3RA50 CREST Personal Members or other CREST Sponsored Members, and those CREST members who have appointed a voting service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf. I have a power of attorney from a shareholder – how can I vote? You can vote using the paper form of proxy only. You must ensure that the valid power of attorney and the form of proxy have been deposited with the Registrar, Computershare Investor Services at The Pavilions, Bridgwater Road, Bristol BS99 6ZY, United Kingdom, by 11:00 a.m. (British Summer Time) on Tuesday 24 June 2025 (or, if the AGM is adjourned, 48 hours (excluding non-working days) prior to the time of the adjourned meeting).

Voting information for holders of ordinary shares and ADSs (cont’d) 11 Holders of ADSs When is my voting entitlement fixed? To vote at the AGM you must be a holder of ADSs at 5:00 p.m. (New York Time) on Tuesday 27 May 2025 (the “ADS Record Date”). Your voting entitlement will depend on the number of ADSs you hold at that time. The holders of ADSs are entitled to one vote per ADS on all matters that are subject to shareholder vote. How can I attend the AGM in person? ADS holders cannot attend or vote at the AGM. How can I vote the Ordinary Shares represented by my ADSs at the AGM? If you are a registered holder of ADSs as of the ADS Record Date you will be able to instruct the depositary, Citibank, N.A. (the “Depositary”), to vote the Ordinary Shares represented by your ADSs on your behalf by completing and returning an ADS voting instruction card to the Depositary no later than the time and date specified in the ADS voting instruction card. The Depositary will send to registered holders of ADSs as of the ADS Record Date an ADS voting instruction card and an explanatory Depositary Notice. Please read the instructions carefully to ensure you have completed and signed the ADS voting instruction card correctly. Any alterations must be initialled. If you are an ADS holder holding via a bank, broker or nominee, you would need to contact such said party to submit your vote through your bank, broker or nominee and complete the paperwork required by said party by their required deadlines. By when do I have to submit my vote? Paper voting instructions, including any amendments, must be received by the Depositary by 10:00 a.m. (New York Time) on Friday 20 June 2025 in the manner and at the address specified in the ADS voting instruction card. If your instructions are not received by the Depositary by the appointed times, then under the terms of the Deposit Agreement between the Company and the Depositary your ADSs may, under certain circumstances, be voted by a person designated by the Company. I already voted but have changed my mind – can I change my vote? You can submit a new ADS voting instruction card at any time during the ADS voting period. If you wish to amend the ADS voting instruction card you must do so in writing and sign your new ADS voting instruction card. The ADS voting instruction card received last by the Depositary prior to the expiration of the ADS voting period will be the one that is followed. I hold my ADSs in street name – can I still vote? You should contact your bank, broker or nominee for information on how to vote your ADSs.

Other information 12 A copy of this notice and other information required by the Companies Act can be found at www.autolus.com/investor-relations/news-and-events/agm. Information rights Under the Companies Act, there are a number of rights that may now be available to indirect investors of the Company, including the right to be nominated by the registered holder to receive general shareholder communications direct from the Company. The rights of indirect investors who have been nominated to receive communications from the Company in accordance with section 146 of the Companies Act (“nominated persons”) do not include the right to appoint a proxy. However, nominated persons may have a right under an agreement with the registered shareholder who holds the shares on their behalf to be appointed (or to have someone else appointed) as a proxy. Alternatively, if nominated persons do not have such a right or do not wish to exercise it, they may have a right under such an agreement to give instructions to the person holding the shares as to the exercise of voting rights. If you have been so nominated to receive general shareholder communications direct from the Company, it is important to remember that your main contact in terms of your investment remains with the registered shareholder or custodian or broker, or whoever administers the investment on your behalf. You should also deal with them in relation to any rights that you may have under agreements with them to be appointed as a proxy and to attend, participate in, and vote at the AGM, as described above. Any changes or queries relating to your personal details and holding (including any administration thereof) must continue to be directed to your existing contact at your investment manager or custodian. The Company cannot guarantee dealing with matters that are directed to us in error. The only exception to this is where the Company is exercising one of its powers under the Companies Act and writes to you directly for a response. Statements related to the audit Members satisfying the thresholds in section 527 of the Companies Act can require the Company to publish a statement on its website setting out any matter relating to: - the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the AGM; and - any circumstances connected with an auditor of the Company ceasing to hold office since the last AGM, that the members propose to raise at the AGM. The Company cannot require the members requesting the publication to pay its expenses in connection with the publication. The company must forward a copy of the statement to the auditors when it publishes the statement on the website. The business which may be dealt with at the AGM includes any such statement that the company has been required to publish on its website. Shareholder requisition rights Members satisfying the thresholds in section 338 of the Companies Act can require the Company to give to members of the Company entitled to receive notice of the AGM, notice of a resolution which may properly be moved, and which those members intend to move, at the AGM, provided in each case that the requirements of that section are met and provided that

Other information (cont’d) 13 the request is received by the company not later than six weeks before the AGM or if later the time at which notice is given of the AGM. Total voting rights and share capital As at 1 June 2025 (the latest practicable date before the publication of this notice), the issued share capital of the Company was 266,137,837 ordinary shares. Contact information Autolus Therapeutics plc Registered Office: The MediaWorks 191 Wood Lane W12 7FP London United Kingdom Tel: +44 20 3829 6230 Registrar Computershare Investor Services plc The Pavilions Bridgwater Road Bristol BS99 6ZZ United Kingdom Shareholder helpline - for information relating to your ordinary shares, please contact the Registrar on +44 370 703 6238. Calls outside the United Kingdom will be charged at the applicable international rate. The Registrar is open between 9:00 a.m. – 5:30 p.m. (British Summer Time), Monday to Friday excluding public holidays. ADS Depositary Citibank ADS Holder Services P.O. Box 43077 Providence, Rhode Island 02940-3077, USA Tel: 1-877-CITI-ADR (toll free) Tel: 1-781-575-4555 (outside US) Fax 1-201-324-3284 E-mail at: Citibank@shareholders-online.com

Other information (cont’d) 14 Notes: The following notes further explain your general rights as a shareholder and your right to attend and vote at the AGM or to appoint someone else to vote on your behalf. Shareholders are strongly encouraged to vote your shares by appointing the chair of the AGM as your proxy. 1. You can vote either: 1.1. by logging on to www.investorcentre.co.uk/eproxy and following the instructions; 1.2. you may request a hard copy form of proxy directly from the Registrar, Computershare Investor Services, on Tel: +44 370 703 6238. Calls cost 12 pence per minute plus your phone company’s access charge. Calls outside the United Kingdom will be charged at the applicable international rate. Lines are open between 9:00 a.m. – 5:30 p.m. (British Summer Time), Monday to Friday excluding public holidays in England and Wales; or 1.3. in the case of CREST members, by utilising the CREST electronic proxy appointment service in accordance with the procedures set out in notes 5-7 below. 2. The completed form of proxy, voting instruction via www.investorcentre.co.uk/eproxy or any CREST Proxy Instruction (as described in notes 5-7 below), as the case may be, must be received by Computershare Investor Services by 11:00 a.m. (British Summer Time) on Tuesday 24 June 2025 (or, if the AGM is adjourned, 48 hours (excluding non-working days) prior to the time of the adjourned meeting). 3. If you return more than one proxy appointment, either by paper or electronic communication, the appointment received last by the Registrar before the latest time for the receipt of proxies will take precedence. You are advised to read the terms and conditions of use carefully. Electronic communication facilities are open to all shareholders and those who use them will not be disadvantaged. 4. The return of a completed form of proxy, electronic filing or any CREST Proxy Instruction (as described in notes 5-7 below) will not prevent a shareholder from attending the AGM and voting in person if he/she wishes to do so. 5. CREST members who wish to appoint a proxy or proxies through the CREST electronic proxy appointment service may do so for the AGM (and any adjournment of the AGM) by using the procedures described in the CREST Manual (available from www.euroclear.com/site/public/EUI). CREST Personal Members or other CREST sponsored members, and those CREST members who have appointed a service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf. 6. In order for a proxy appointment or instruction made by means of CREST to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear UK & International Limited’s specifications and must contain the information required for such instructions, as described in the CREST Manual. The message must be transmitted so as to be received by Computershare Investor Services (ID number 3RA50) by 11:00 a.m. (British Summer Time) on Tuesday 24 June 2025 (or, if the AGM is adjourned, 48 hours (excluding non-working days) prior to the time of the adjourned meeting). For this purpose, the time of receipt will be taken to mean the time (as determined by the timestamp applied to the message by the CREST application host) from which the issuer’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time, any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means. 7. CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear UK & International Limited does not make available special procedures in CREST for any particular message. Normal system timings and limitations will, therefore, apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member, or sponsored member, or has appointed a voting service provider(s), to procure that his CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting system providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings. The Company may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

Other information (cont’d) 15 8. Any shareholder attending the AGM has the right to ask questions. The Company must cause to be answered any such question relating to the business being dealt with at the AGM but no such answer need be given if: (a) to do so would interfere unduly with the preparation for the AGM or involve the disclosure of confidential information; (b) the answer has already been given on a website in the form of an answer to a question; or (c) it is undesirable in the interests of the Company or the good order of the AGM that the question be answered. 9. The Company shall make available for inspection any of the following documents during normal business hours at the Company’s registered office prior to and at the AGM: 9.1. copies of the executive director’s service contract; and 9.2. copies of the letters of appointment of the non-executive directors. 10. You may not use any electronic address (within the meaning of section 333(4) of the Companies Act) provided in either this notice or any related documents (including the form of proxy) to communicate with the Company for any purposes other than those expressly stated. A copy of this notice, and other information required by the Companies Act, can be found on the Company’s website at www.autolus.com.

Annex – Purchase Plan Summary 16 SUMMARY OF THE PURCHASE PLAN The material features of the Purchase Plan are described below. The following description of the Purchase Plan is a summary only and is qualified in its entirety by reference to the complete text of the Purchase Plan. Shareholders are urged to read the actual text of the Purchase Plan in its entirety, which is attached hereto as Appendix A. Purpose The purpose of the Purchase Plan is to provide a means by which our employees may be given an opportunity to purchase Shares (as defined therein), to assist us in retaining the services of our employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for our success. The 423 Component (as defined therein) of the Purchase Plan excluding the Sharesave Sub-Plan (the “2025 ESPP”) is intended to be used to grant rights to purchase Shares (as defined therein) which qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the US Internal Revenue Code of 1986, as amended (the “Code”). The Non-423 Component (as defined in the 2025 ESPP) of the 2025 ESPP is intended to be used to grant rights to purchase Shares (as defined therein) which do not qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code of 1986. The Sharesave Sub-Plan and the Options (as defined therein) granted thereunder are intended to meet the requirements of Schedule 3 to the Income Tax (Earnings and Pensions) Act 2003. Administration Our board of directors has the power to administer the Purchase Plan and may also delegate administration of the Purchase Plan to a committee comprised of one or more members of our board of directors. Our board of directors and any committee to which has delegated administration of the Purchase Plan to are each considered to be a Plan Administrator as such term is used herein. The Plan Administrator has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Plan Administrator has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase our Shares will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any of our parent or subsidiary companies will be eligible to participate in the Purchase Plan. Shares Subject to Purchase Plan Subject to adjustment for certain changes in our capitalization, the maximum number of Shares that may be issued under the Purchase Plan is 3,000,000 (three million). If any rights granted under the Purchase Plan terminate without being exercised in full, the Shares not purchased under such rights again become available for issuance under the Purchase Plan. The Shares issuable under the Purchase Plan will be new Shares, market purchase or treasury shares. 2025 ESPP Offerings The 2025 ESPP will be implemented by offerings of rights to purchase Shares to all eligible employees. The Plan Administrator will determine the duration of each offering period, provided that in no event may an offering period exceed 27 months. The Plan Administrator may establish separate offerings under the 2025 ESPP which vary in terms (although not inconsistent with the provisions of the 2025 ESPP or the requirements of applicable laws). Each 2025 ESPP offering period will have one or more purchase dates, as determined by the Plan Administrator prior to the commencement of the offering period. The Plan Administrator has the

Annex (cont’d) 17 authority to alter the terms of an offering prior to the commencement of the offering period, including the duration of subsequent offering periods. When an eligible employee elects to join an offering period, he or she is granted a right to purchase Shares on each purchase date within the offering period. On the purchase date, all contributions collected from the participant are automatically applied to the purchase of our Shares, subject to certain limitations (which are described further below under “Eligibility”). The Plan Administrator has the discretion to structure an offering so that if the fair market value of our Shares on the first trading day of a new purchase period within the offering period is less than or equal to the fair market value of our Shares on the first day of the offering period, then that offering will terminate immediately as of that first trading day, and the participants in such terminated offering will be automatically enrolled in a new offering beginning on the first trading day of such new purchase period. Eligibility Any individual who is employed by us (or by any of our parent or subsidiary companies if such company is designated by the Plan Administrator as eligible to participate in the 2025 ESPP) may participate in offerings under the 2025 ESPP, provided such individual has been employed by us (or our parent or subsidiary, if applicable) for such continuous period preceding the first day of the offering period as the Plan Administrator may require, but in no event may the required period of continuous employment be equal to or greater than two years. In addition, subject to applicable law, the Plan Administrator may provide that an employee will not be eligible to be granted purchase rights under the 2025 ESPP unless such employee is customarily employed for more than 20 hours per week and five months per calendar year. The Plan Administrator may also provide in any offering that certain of our employees who are “highly compensated” as defined in the Code are not eligible to participate in the 2025 ESPP. No employee will be eligible to participate in the 2025 ESPP if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, shares possessing 5% or more of the total combined voting power or value of all classes of our shares or of any of our parent or subsidiary companies, including any shares which such employee may purchase under all outstanding purchase rights and options. In addition, no employee may purchase more than $25,000 worth of our Shares (determined based on the fair market value of the shares at the time such rights are granted) under all our employee share purchase plans and any employee share purchase plans of our parent or subsidiary companies for each calendar year during which such rights are outstanding. As of 31 May 2025, we had approximately 715 employees. Participation in the 2025 ESPP An eligible employee may enroll in the 2025 ESPP by delivering to us, prior to the date selected by the Plan Administrator as the beginning of an offering period, an agreement authorizing contributions which may not exceed the maximum amount specified by the Plan Administrator, but in any case which may not exceed 15% of such employee’s earnings during the offering period. Each participant will be granted a separate purchase right for each offering in which he or she participates. Unless an employee’s participation is discontinued, his or her purchase right will be exercised automatically at the end of each purchase period at the applicable purchase price. Purchase Price The purchase price per share at which our Shares are sold on each purchase date during an offering period will not be less than the lower of (i) 85% of the fair market value of a Share on the first day of the offering period or (ii) 85% of the fair market value of a Share on the purchase date. Payment of Purchase Price; Payroll Deductions The purchase of shares during an offering period generally will be funded by a participant’s payroll deductions accumulated during the offering period. A participant may change his or her rate of contributions, as determined by the Plan Administrator in the offering. All contributions made for a participant are credited to his or her account under the 2025 ESPP and deposited with our general funds.

Annex (cont’d) 18 Purchase Limits In connection with each offering made under the 2025 ESPP, the Plan Administrator may specify (i) a maximum number of Shares that may be purchased by any participant pursuant to such offering, (ii) a maximum number of Shares that may be purchased by any participant on any purchase date pursuant to such offering, (iii) a maximum aggregate number of Shares that may be purchased by all participants pursuant to such offering, and/or (iv) a maximum aggregate number of Shares that may be purchased by all participants on any purchase date pursuant to such offering. If the aggregate purchase Shares issuable upon exercise of purchase rights granted under such offering would exceed any such maximum aggregate number, then the Plan Administrator will make a pro rata allocation of available shares in a uniform and equitable manner. Withdrawal Participants may withdraw from a given offering by delivering a withdrawal form to us and terminating their contributions. Such withdrawal may be elected at any time prior to the end of an offering, except as otherwise provided by the Plan Administrator. Upon such withdrawal, we will distribute to the employee his or her accumulated but unused contributions without interest, and such employee’s right to participate in that offering will terminate. However, an employee’s withdrawal from an offering does not affect such employee’s eligibility to participate in subsequent offerings under the 2025 ESPP. Termination of Employment A participant’s rights under any offering under the 2025 ESPP will terminate immediately if the participant either (i) is no longer employed by us or any of our parent or subsidiary companies (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. In such event, we will distribute to the participant his or her accumulated but unused contributions without interest. Restrictions on Transfer Rights granted under the 2025 ESPP are not transferable except by will, by the laws of descent and distribution, or if permitted by us, by a beneficiary designation. During a participant’s lifetime, such rights may only be exercised by the participant. Changes in Capitalization In the event of certain changes in our share capitalization, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2025 ESPP; (ii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding purchase rights; and (iii) the class(es) and number of securities that are the subject of any purchase limits under each ongoing offering. Effect of Certain Corporate Transactions In the event of a Corporate Transaction (as defined in the 2025 ESPP and described below), (i) any acquiring company (or its parent company) may assume or continue outstanding purchase rights granted under the 2025 ESPP or may substitute similar rights (including a right to acquire the same consideration paid to the shareholders in the corporate transaction) for such outstanding purchase rights, or (ii) if any acquiring company (or its parent company) does not assume or continue such outstanding purchase rights or does not substitute similar rights for such outstanding purchase rights, then the participants’ accumulated contributions will be used to purchase Shares within ten business days prior to the corporate transaction under such purchase rights, and such purchase rights will terminate immediately after such purchase. For purposes of the 2025 ESPP, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our assets; or (ii) a person obtaining Control (as defined in section 995(2) of the Income Tax Act 2007) of the Company or becoming bound or entitled under Sections 979 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Shares.

Annex (cont’d) 19 Non-US Participants The Plan Administrator may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the 2025 ESPP by eligible employees who are resident or employed outside the United States. Duration, Amendment and Termination The Plan Administrator may amend or terminate the 2025 ESPP at any time. However, except in regard to certain capitalization adjustments, any such amendment must be approved by our shareholders if such approval is required by applicable law or listing requirements. Any outstanding purchase rights granted before an amendment or termination of the 2025 ESPP will not be materially impaired by any such amendment or termination, except (i) with the consent of the employee to whom such purchase rights were granted, (ii) as necessary to comply with applicable laws, listing requirements or governmental regulations (including Section 423 of the Code), or (iii) as necessary to obtain or maintain favorable tax, listing or regulatory treatment. Notwithstanding anything in the 2025 ESPP or any offering to the contrary, the Plan Administrator will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit contributions in excess of the amount designated by a participant in order to adjust for mistakes in the processing of properly completed contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of our Shares for each participant properly correspond with amounts withheld from the participant’s contributions; (iv) amend any outstanding purchase rights or clarify any ambiguities regarding the terms of any offering to enable such purchase rights to qualify under and/or comply with Section 423 of the Code; and (v) establish other limitations or procedures as the Plan Administrator determines in its sole discretion advisable that are consistent with the 2025 ESPP. Any such actions by the Plan Administrator will not be considered to alter or impair any purchase rights granted under an offering as they are part of the initial terms of each offering and the purchase rights granted under each offering. Federal Income Tax Information The following is a summary of the principal United States federal income taxation consequences to participants and us with respect to participation in the 2025 ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of Shares acquired under the 2025 ESPP. The 2025 ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Rights granted under the 423 Component of the 2025 ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an “employee stock purchase plan” which qualifies under the provisions of Section 423 of the Code. A participant will be taxed on amounts withheld for the purchase of Shares as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right until a sale or other disposition of the acquired shares. The taxation upon such sale or disposition will depend upon the holding period of the acquired shares. If the shares are sold or otherwise disposed of more than two years after the beginning of the offering period and more than one year after the shares are transferred to the participant, then the lesser of the following will be treated as ordinary income: (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price; or (ii) the excess of the fair market value of the shares as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period). Any further gain or any loss will be taxed as a long-term capital gain or loss.

Annex (cont’d) 20 If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income at the time of such sale or disposition. The balance of any gain will be treated as capital gain. Even if the shares are later sold or otherwise disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held. There are no federal income tax consequences to us by reason of the grant or exercise of rights under the 2025 ESPP. We are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant for shares sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations). New Plan Benefits Participation in the 2025 ESPP is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the 2025 ESPP. In addition, our board of directors and the remuneration committee of our board of directors have not granted any purchase rights under the 2025 ESPP that are subject to shareholder approval. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the 2025 ESPP, as well as the benefits or amounts which would have been received by or allocated to our executive officers and other employees for the Company’s current financial year if the 2025 ESPP had been in effect, are not determinable. Our non-executive directors will not be eligible to participate in the 2025 ESPP. UK Sharesave Sub-Plan The UK Sharesave Sub-Plan has been adopted as a sub-plan to the 2025 ESPP. The Sharesave is a UK ‘all employee’ share option plan, which is intended to satisfy the requirements of Schedule 3 of ITEPA for tax qualifying save as you earn share option plans. The UK Sharesave Sub-Plan will enable participants who acquire Shares on the exercise of Options (as defined in the UK Sharesave Sub-Plan) granted under the UK Sharesave Sub-Plan to potentially benefit from favourable UK tax treatment. Eligibility All UK-resident employees or full-time Executive Directors of the Company and participating subsidiaries who have been employed for a minimum period (not to exceed five years), and any other employee who is nominated by the Plan Administrator, are eligible to participate. Sharesave Contracts and Options An eligible employee who applies for an Option must enter into a savings contract under which they agree to save between £5 and £500 per month (or such other amount as may be permitted under the applicable tax legislation from time to time) over either a three or five year period (whichever the employee has chosen). Grant of Options The number of Shares over which an Option is granted will be the number that can be acquired at the exercise price with the savings made by the participant, including any tax free bonus payable on the maturity of their savings contract. The exercise price for the Options may not be less than 80 per cent. of the market value of a Share at the time of invitation. Issue of invitations No invitations may be issued or Options granted under the UK Sharesave Sub-Plan prior to or more than ten years following the date on which the rules are approved by shareholders.

Annex (cont’d) 21 Vesting and exercise Ordinarily, Options will be exercisable for a period of six months following the maturity of the related savings contract. If not exercised, the Option may lapse at the end of the six months following the maturity of the related savings contract. If the Option lapses, the employee’s savings will be returned in full. Cessation of employment Options will generally lapse if a participant ceases employment with the Group, unless they leave by reason of death, injury, disability, redundancy, retirement or the transfer of the employee’s employing business or company out of the Group. In those circumstances, a participant will have six months within which to exercise their Options (or 12 months where a personal representative is exercising following a participant’s death). In addition, a participant can exercise their Options if they cease to be employed more than three years after grant for a period of six months following such cessation. Corporate events If there is a change of control (whether by way of a takeover offer or a scheme of arrangement or compromise), Options may generally be exercised within a period of up to six months from the occurrence of that event. Alternatively, the acquiring company and participant may agree to replace an Option with an equivalent option over shares in the acquiring company. In the event of a voluntary winding up of the Company, Options will be exercisable within the period of six months following the date on which the resolution is passed, failing which the Options shall lapse automatically, provided the Option may not be exercised more than six months following the maturity of the related savings contract. Variation of share capital If there is a variation in the share capital of the Company (whether by way of capitalisation or rights issue, sub-division or consolidation of the shares or a share capital reduction) the number of shares subject to an Option or the exercise price may, subject to certain requirements, be adjusted to reflect that variation. Transferability and pensions Options are non-transferable, other than to a participant’s personal representatives in the event of the participant’s death. Any transfer of an Option, other than as permitted under the UK Sharesave Sub- Plan rules, shall cause the Option to lapse. Options will not form part of a participant’s pensionable earnings. Rights attaching to shares Shares allotted or transferred to a participant on the exercise of an Option will rank equally with other shares in issue at the date of issue. Amendments to the UK Sharesave Sub-Plan The Plan Administrator will have authority to amend the rules of the UK Sharesave Sub-Plan but no amendments may be made to a Key Feature (as defined in the UK Sharesave Sub-Plan) if the effect would be that the UK Sharesave Sub-Plan would no longer be a scheme that meets the requirements of Schedule 3 to ITEPA and, while Shares are listed on NASDAQ, the Plan Administrator may not make any amendment to the maximum number of Shares that may be issued under the Purchase Plan without the prior approval of shareholders. The full Plans are available at https://www.autolus.com/investor-relations-media/agm/